UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): 9/26/2006

Owens Corning

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 1-3660

DE	34-4323452
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Owens Corning Parkway, Toledo, OH 43659

(Address of Principal Executive Offices, Including Zip Code)

419-248-8000

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 8.01.	Other Events.

As previously disclosed, on October 5, 2000, Owens Corning and certain of its United States subsidiaries (collectively, the “Debtors”) filed voluntary petitions with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under Chapter 11 of the United States Bankruptcy Code.

Also as previously disclosed, on July 10, 2006, the Debtors, together with the Official Committee of Asbestos Claimants and the Legal Representative for the class of future asbestos claimants, filed with the Bankruptcy Court a Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession (as Modified).

On September 26, 2006, the Bankruptcy Court entered an Order Confirming the Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession (as Modified) (the “Confirmation Order”) and entered Findings of Fact and Conclusions of Law Regarding Confirmation of the Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession (as Modified) (the “Findings of Fact and Conclusions of Law”). A conformed copy of the Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession (as Modified), as confirmed by the Bankruptcy Court (the “Confirmed Plan”), is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein. The Confirmation Order is attached as Exhibit 99.1 and the Findings of Fact and Conclusions of Law are attached as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated by reference herein.

On September 28, 2006, the United States District Court for the District of Delaware (the “District Court”) entered an order affirming the Confirmation Order and the Findings of Fact and Conclusions of Law. The District Court’s order is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Conformed copy of the Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession (as Modified), as confirmed by the Bankruptcy Court on September 26, 2006

99.1	Order Confirming the Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession (as Modified), as entered by the Bankruptcy Court on September 26, 2006

99.2	Findings of Fact and Conclusions of Law Regarding Confirmation of the Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession (as Modified), as entered by the Bankruptcy Court on September 26, 2006

99.3	Order Affirming the Bankruptcy Court’s Order Confirming the Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession (as Modified) and Findings of Fact and Conclusions of Law Regarding Confirmation of the Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession (as Modified), as entered by the District Court on September 28, 2006

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Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Owens Corning

Date: September 29, 2006	By:	/s/ Rodney A. Nowland
Rodney A. Nowland Assistant Secretary

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Exhibit Index

Exhibit No.	Description

2.1	Conformed copy of the Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession (as Modified), as confirmed by the Bankruptcy Court on September 26, 2006

99.1	Order Confirming the Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession (as Modified), as entered by the Bankruptcy Court on September 26, 2006

99.2	Findings of Fact and Conclusions of Law Regarding Confirmation of the Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession (as Modified), as entered by the Bankruptcy Court on September 26, 2006

99.3	Order Affirming the Bankruptcy Court’s Order Confirming the Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession (as Modified) and Findings of Fact and Conclusions of Law Regarding Confirmation of the Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession (as Modified), as entered by the District Court on September 28, 2006

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